LETTER OF ACCESSION	LETTER OF ACCESSION

To: The Obligors (as defined in the Agreement, as defined below)

From: EBN BANCO DE NEGOCIOS, S.A., INSTITUTO DE CRÉDITO OFICIAL, E.P.E., INSTITUT CATALÀ DE FINANCES, MORA BANC GRUP, S.A. and COMPAÑÍA ESPAÑOLA DE FINANCIACIÓN DEL DESARROLLO COFIDES, S.A., S.M.E. AS MANAGER IN ITS OWN NAME AND ON BEHALF OF THE FUND FOR INVESTMENTS ABROAD, F.C.P.J. (FIEX) (each of them, an “Additional Participating Lender”).

Dated: 7 November 2025

To: The Obligors (as that term is defined in the Agreement, as defined below)

From: EBN BANCO DE NEGOCIOS, S.A., INSTITUTO DE CRÉDITO OFICIAL, E.P.E., INSTITUT CATALÀ DE FINANCES, MORA BANC GRUP, S.A. and COMPAÑÍA ESPAÑOLA DE FINANCIACIÓN DEL DESARROLLO COFIDES, S.A., S.M.E. AS MANAGER IN THEIR OWN NAME AND ON BEHALF OF FONDO PARA INVERSIONES EN EL EXTERIOR, F.C.P.J. (FIEX) (each of them, an “Additional Participating Lender”).

Date: 7 November 2025

Wallbox, N.V. - Standstill Agreement originally dated 9 October 2025 (the "Agreement"); and	Wallbox, N.V. - Standstill Agreement originally dated 9 October 2025 (the “Agreement”); and
Wallbox, N.V. - Amendment request letter dated on or about the date hereof (the “Amendment Request Letter”).	Wallbox, N.V. - Amendment Request Letter dated on or about the date hereof (the “Amendment Request Letter”).
(1) Copies of the Agreement and the Amendment Request Letter are attached hereto as Schedule 1 and Schedule 2, respectively.	(1) Attached hereto as Schedule 1 and as Schedule 2, respectively, are copies of the Agreement and of the Amendment Request Letter.
(2) We refer to the Agreement. This is an Accession Letter. Terms defined in the Agreement have the same meaning in this Accession Letter unless given a different meaning in this Accession Letter.	(2) We refer to the Agreement. This is an Accession Letter. Terms defined in the Agreement have the same meaning in this Accession Letter, unless given a different meaning herein.
(3) We agree to accede to and be bound as a Participating Lender by the terms of the Agreement and by the terms of the Agreement (as amended by the Amendment Request Letter).	(3) We agree to accede to and be bound as a Participating Lender by the terms of the Agreement and by the terms of the Agreement (as amended by the Amendment Request Letter).

For the avoidance of doubt, the undersigned Additional Participating Lenders expressly approve the form of the Amendment Request Letter attached hereto as Schedule 2, and such approval shall be valid and effective irrespective of the date when the Amendment Request Letter is finally executed, provided it is

For the avoidance of doubt, the undersigned Additional Participating Lenders expressly approve the form of the Amendment Request Letter attached hereto as Schedule 2, and such approval shall be valid and effective irrespective of the date when the Amendment Request Letter is finally executed, provided it is

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executed substantially in the form attached as Schedule 2.	executed substantially in the form attached as Schedule 2.
(4) Our Existing Financing (as applicable) is as set out in Schedule 3.	(4) Our Existing Financing (where applicable) is set out in Annex 3.
(5)
Our notice details for the purposes of Clause7 (Notices), through EBN Banco de Negocios, S.A., are as follows:

Address for notices: Paseo de Recoletos, 29, 28004 Madrid

Att: Mr Pablo de Diego

Tel: 917009800

Email:***

(5)
The contact details for the purposes of Clause7 (Notices), via EBN Banco de Negocios, S.A., are as follows:

Address for notifications: Paseo de Recoletos, 29, 28004 Madrid

For the attention of: Mr Pablo de Diego

Telephone: 917009800

Email:

***

(6)
It is hereby noted that the Participating Lenders forming part of the Syndicate (“Sindicato”, as defined in the Framework Agreement) are subject to an intercreditor agreement entered into for the purpose of regulating the coexistence of the Syndicated Facilities Agreement and the COFIDES Financing Agreement (“Contrato de Financiación Sindicada” and “Contrato de Financiación COFIDES”, as defined in the Framework Agreement), which was executed by means of a notarial deed before the Notary of Barcelona, Ms Laura Nogales Martín, under number 208 of her notarial register of transactions (libro registro de operaciones). Consequently, the Participating Lenders forming part of the Syndicate shall act as a single Participating Lender (through EBN BANCO DE NEGOCIOS, S.A. (as the agent for the )) with regard to decision-making and voting matters under the Agreement.

It is noted that the Participating Lenders forming part of the Syndicate (as defined in the Framework Agreement) are subject to an agreement between creditors entered into for the purpose of regulating the coexistence of the Syndicated Financing Agreement and the COFIDES Financing Agreement (as defined in the Master Agreement), which was executed before the notary of Barcelona, Ms Laura Nogales Martín, under number 208 in her register of transactions. Consequently, the Participating Lenders forming part of the Syndicate shall act as a single Participating Lender (through EBN BANCO DE NEGOCIOS, S.A. (acting as agent)) with regard to decision-making and voting matters under the Agreement.

(7) This Accession Letter and any non-contractual obligations arising out of or in connection with it are governed by Spanish law.	(6) This Accession Letter and any non-contractual obligations arising out of or in connection with it are governed by Spanish law.

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SIGNED by EBN BANCO DE NEGOCIOS, S.A. .......................................... Name: Title: .......................................... Name: Title:

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[Signature page – Letter of Accession]

SIGNED by

OFFICIAL CREDIT INSTITUTE, E.P.E.

..........................................

Name:

Title:

..........................................

Name:

Title:

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[Signature page – Letter of Accession]

SIGNED by

CATALAN INSTITUTE OF FINANCE

..........................................

Name:

Title:

..........................................

Name:

Title:

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[Signature page – Letter of Accession]

SIGNED by

MORA BANC GRUP, S.A.

..........................................

Name:

Title:

..........................................

Name:

Title:

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SIGNED by

COMPAÑÍA ESPAÑOLA DE FINANCIACIÓN DEL DESARROLLO COFIDES, S.A., S.M.E

as manager in its own name and on behalf of the

FUND FOR FOREIGN INVESTMENTS, F.C.P.J. (FIEX)

..........................................

Name:

Title:

..........................................

Name:

Title:

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[Signature page – Letter of Accession]

We accept and agree to the terms of this letter set out above.	We accept and agree to the terms of this letter.
WALL BOX CHARGERS, S.L.U. .......................................... Name: Mr Enric Asunción Escorsa Title: Authorised Representative
WALLBOX USA INC. .......................................... Name: Mr Enric Asunción Escorsa Title: Authorised Representative
AR ELECTRONIC SOLUTIONS, S.L.U. .......................................... Name: Mr Enric Asunción Escorsa Title: Authorised Representative

WALLBOX, N.V. .......................................... Name: Mr Enric Asunción Escorsa Title: Authorised Representative

WALLBOX FRANCE SAS .......................................... Name: Mr Enric Asunción Escorsa Title: Authorised Representative
WALLBOX UK LIMITED .......................................... Name: Mr Enric Asunción Escorsa Title: Authorised Representative
WALLBOX NETHERLANDS B.V. .......................................... Name: Mr Enric Asunción Escorsa Title: Authorised Representative

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[Signature page – Letter of Accession]

WALLBOX ITALY SRL .......................................... Name: Mr Enric Asunción Escorsa Title: Authorised Representative
WBC WALLBOX CHARGERS DEUTSCHLAND GMBH .......................................... Name: Mr Enric Asunción Escorsa Title: Authorised Representative
WALLBOX ApS .......................................... Name: Mr Enric Asunción Escorsa Title: Authorised Representative
WALLBOX OY .......................................... Name: Mr Enric Asunción Escorsa Title: Authorised Representative

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[Signature page – Letter of Accession]

Schedule 1 (COPY OF THE AGREEMENT)	Annex 1 (COPY OF THE CONTRACT)

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Schedule 2 (COPY OF THE AMENDMENT REQUEST LETTER)	Annex 2 (COPY OF THE AMENDMENT REQUEST LETTER)

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Schedule 3 (EXISTING FINANCING)	Appendix 3 (EXISTING FINANCING)
PART A: NON-WORKING CAPITAL DEBT	PART A: NON-WORKING CAPITAL DEBT

[intentionally omitted]

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